Exhibit 99.1

NEWS RELEASE

Altria’s Proposed Acquisition of UST

Passes U.S. Regulatory Review

RICHMOND, Va.— (BUSINESS WIRE) October 16, 2008 - Altria Group, Inc. (Altria) (NYSE: MO) and UST Inc. (UST) (NYSE: UST) today announced that the Federal Trade Commission has granted early termination of the initial waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and therefore no further regulatory review by the federal antitrust authorities is required in connection with Altria’s acquisition of UST for $69.50 per share in cash.

Completion of the transaction remains subject to UST shareholder approval and certain other customary closing conditions. UST is in the process of scheduling a special shareholder meeting for on or about December 4, 2008, during which UST’s shareholders of record as of the close of business on October 23, 2008 will vote upon the proposed transaction. Details of the shareholder meeting will be contained in the proxy statement which UST expects to mail during the week of October 27th. If approved and all other conditions to closing are satisfied, the transaction is anticipated to close no later than January 7, 2009.

Altria Group, Inc. Profile

As of October 16, 2008, Altria owned 100% of each of Philip Morris USA Inc. (PM USA), John Middleton Co. (Middleton) and Philip Morris Capital Corporation. In addition, Altria held a 28.5% economic and voting interest in SABMiller plc.

The brand portfolio of Altria’s tobacco operating companies includes such well-known names as Marlboro, Parliament, Virginia Slims, Basic and Black & Mild. Trademarks and service marks related to Altria referenced in this release are the property of, or licensed by, Altria or its subsidiaries. More information is available about Altria at www.altria.com.

UST Inc. Profile

UST Inc. is a holding company for its principal subsidiaries: U.S. Smokeless Tobacco Company and Ste. Michelle Wine Estates. U.S. Smokeless Tobacco Company is the leading producer and marketer of moist smokeless tobacco products including Copenhagen, Skoal, Red Seal and Husky. Ste. Michelle Wine Estates produces and markets premium wines sold nationally under 20 different labels including Chateau Ste. Michelle, Columbia Crest, Stag’s Leap Wine Cellars and Erath, as well as exclusively distributes and markets Antinori products in the United States. Trademarks and service marks related to UST referenced in this release are the property of, or licensed by, UST or its subsidiaries. More information is available about UST at www.ustinc.com.

Forward-Looking and Cautionary Statements

This press release contains projections of future results and other forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995.

The forward-looking statements in this press release include, without limitation, expectations with respect to the proposed acquisition of UST. Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the parties’ ability to consummate the transaction as expected; the possibility that one or more of the conditions to the consummation of the transaction may not be satisfied; the possibility that regulatory and/or shareholder approvals required for the transaction may not be obtained in a timely manner, if at all; the parties’ ability to meet expectations regarding the timing, completion, and other matters relating to the transaction; and any event that could give rise to the termination of the merger agreement. Other important factors include the possibility that the expected synergies will not be realized or will not be realized within the expected time period and the risk that the integration of UST will not be successful, in each case due to, among other things, changes in the tobacco industry; prevailing economic, market, and business conditions affecting the parties; risks that the transaction disrupts the parties’ current plans and operations; and the other factors detailed in the parties’ publicly filed documents, including their respective Annual Reports on Form 10-K for the year ended December 31, 2007 and their respective Quarterly Reports on Form 10-Q for the period ended June 30, 2008.

Other factors as well could cause actual results and outcomes to differ materially from those contained in the projections and forward-looking statements included in this press release. By way of example, Altria’s tobacco subsidiaries (PM USA and Middleton) as well as UST’s subsidiaries are subject to intense price competition; changes in consumer preferences and demand for their products; fluctuations in raw material availability, quality and cost; fluctuations in levels of customer inventories; the effects of global, national and local economic and market conditions; changes to income tax laws; legislation, including actual and potential excise tax increases; increasing marketing and regulatory restrictions; the effects of price increases related to excise tax increases and concluded tobacco litigation settlements on consumption rates and consumer preferences within price segments; health concerns relating to the use of tobacco products and exposure to environmental tobacco smoke; governmental regulation; privately imposed smoking restrictions; and governmental and grand jury investigations. Their results are dependent upon their continued ability to promote brand equity successfully; to anticipate and respond to new consumer trends; to develop new products and markets and to broaden brand portfolios in order to compete effectively; and to improve productivity.

Altria’s and UST’s subsidiaries continue to be subject to litigation, including risks associated with adverse jury and judicial determinations, courts reaching conclusions at variance with the companies’ understanding of applicable law and bonding requirements in the limited number of jurisdictions that do not limit the dollar amount of appeal bonds.

Altria and UST caution that the foregoing list of important factors is not complete and do not undertake to update any forward-looking statements that it may make. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to Altria or UST or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above.

Other Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of UST by Altria. In connection with the proposed acquisition, UST filed a preliminary proxy statement and intends to file relevant materials with the SEC, including a definitive proxy statement on Schedule 14A.

INVESTORS AND SHAREHOLDERS ARE URGED TO READ UST’S PROXY STATEMENT AND ALL RELEVANT DOCUMENTS FILED WITH THE SEC (AS THEY BECOME AVAILABLE) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and shareholders will be able to obtain the documents free of charge through the website maintained by the SEC at www.sec.gov. A free copy of the definitive proxy statement and other relevant documents, when they become available, also may be obtained from UST Inc., 6 High Ridge Park, Building A, Stamford, Connecticut 06905-1323, Attn: Investor Relations. Investors and security holders may access copies of the documents filed with the U.S. Securities and Exchange Commission by UST on its website at www.ustinc.com. Such documents are not currently available.

Altria and UST and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from UST’s shareholders in connection with the merger. Information about Altria’s directors and executive officers is set forth in Altria’s proxy statement on Schedule 14A filed with the SEC on April 24, 2008 and Altria’s Annual Report on Form 10-K filed on February 28, 2008. Information about UST’s directors and executive officers is set forth in UST’s proxy statement on Schedule 14A filed with the SEC on March 24, 2008 and UST’s Annual Report on Form 10-K filed on February 22, 2008. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the definitive proxy statement that UST intends to file with the SEC.

Contacts:

Clifford B. Fleet

Altria Client Services, Investor Relations

804-484-8222

Daniel R. Murphy

Altria Client Services, Investor Relations

804-484-8222

Brendan J. McCormick

Altria Client Services, Media Affairs

804-484-8897

Mark A. Rozelle

UST, Investor Relations

203-817-3520

Thomas J. Fitzgerald

UST, Media Relations

203-817-3549

Source: Altria Group, Inc.; UST Inc.

5